UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-22455

Cohen & Steers Select Preferred and Income Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2021

Item 1. Reports to Stockholders.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2021. The total returns for Cohen & Steers Select Preferred and Income Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2021
Cohen & Steers Select Preferred and Income Fund at Net Asset Value[a]	4.82%
Cohen & Steers Select Preferred and Income Fund at Market Value[a]	12.86%
ICE BofA Fixed Rate Preferred Securities Index[b]	1.99%
Blended Benchmark—60% ICE BofA US IG Institutional Capital Securities Index/20% ICE BofA Core Fixed Rate Preferred Securities Index/20% Bloomberg Barclays Developed Market USD Contingent Capital Index[b]	2.39%
Bloomberg Barclays US Aggregate Bond Index[b]	–1.60%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.157 per share on a monthly basis.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

[a]	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
[b]	For benchmark descriptions, see page 4.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.

Market Review

Preferred securities modestly advanced in the six months ended June 30, 2021, which was an ultimately positive period for credit-sensitive assets as optimism about economic reopenings outweighed the negative effect of rising bond yields.

Global economic news was generally favorable in the period, aided by significant fiscal stimulus and positive COVID vaccine rollout trends. However, in the U.S., this anticipated growth (along with manufacturing bottlenecks and higher commodity prices) generated concerns about inflation and about the prospect of monetary policy accommodation ending sooner than previously anticipated. Bond yields rose in this environment from near historical lows, with the yield on the 10-year U.S. Treasury increasing from 0.9% to 1.5% by period end (down from 1.7% reached in mid-period). While this trend weighed on the prices of longer-duration high-quality bonds, preferred securities had a positive return as the improving credit outlook more than countered interest-rate concerns in terms of investor sentiment.

Fund Performance

The Fund had a positive total return in the period and outperformed its blended benchmark on both a NAV and market price basis.

Banks, the main issuer of preferred securities, saw solid improvements in earnings, credit quality and capital markets activity during the period. And after substantially building their loan-loss reserves in the second half of 2020, banks released large amounts of those excess loan-loss reserves in early 2021 due, in part, to optimism about economic reopenings and given factors such as strong consumer balance sheets.

In this environment, the banking sector performed well compared with the broader preferreds market. Securities from more economically sensitive U.S. and European banks saw sharp yield spread compression. On balance, security selection in banking aided the Fund’s relative performance in the period. Top contributors included having an overweight allocation to contingent capital securities (CoCos), which are a type of preferred that can be written down in value or be converted to equity in the event an issuer’s capital level deteriorates materially. CoCos outperformed the broader preferreds market in the period, aided by demand for above-average income in an environment of low bond yields.

The insurance sector had a positive but lesser return. Security selection in insurance helped the Fund’s relative performance, in part due to an out-of-benchmark allocation to an issue from Sbl Holdings that had a significant gain. An out-of-benchmark position in a security from Lancashire Holdings that we purchased in the period also contributed with a large gain. Security selection in the real estate and telecommunications services sectors contributed positively to performance as well. Security selection in the brokerage and energy sectors modestly detracted from relative performance.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly contributed to the Fund’s performance for the six-month period ended June 30, 2021.

Impact of Derivatives on Fund Performance

The Fund used forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. The currency forwards did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2021.

The Fund also used “swaptions,” which are options to enter into swaps with the intention of managing interest-rate risk. In addition, the Fund engaged in the buying and selling of equity options with the intention of managing interest-rate risk. These swaptions and equity options did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2021.

In connection with its use of leverage, the Fund pays interest on a portion of its borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a portion of the floating rate for a fixed rate. The Fund’s use of swaps did not have a material effect on the Fund’s total return for the for the six-month period ended June 30, 2021.

Sincerely,

WILLIAM F. SCAPELL Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Benchmark Descriptions

The ICE BofA Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The ICE BofA US IG Institutional Capital Securities Index tracks the performance of US dollar denominated investment-grade hybrid capital corporate and preferred securities publicly issued in the US domestic market. The ICE BofA Core Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market, excluding $1,000 par securities. The Bloomberg Barclays Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The Bloomberg Barclays US Aggregate Bond Index is a broad-market measure of the U.S. dollar-denominated investment-grade fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities. Benchmark returns are shown for comparative purposes only and may not be representative of the Fund’s portfolio.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Our Leverage Strategy

(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of June 30, 2021, leverage represented 28% of the Fund’s managed assets.

Through a combination of variable rate financing and interest rate swaps, the Fund has locked in interest rates on a significant portion of this additional capital through 2027 (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	28%
% Variable Rate Financing	16%
Variable Rate	0.9%
% Fixed Rate Financing[c]	84%
Weighted Average Rate on Fixed Financing	1.8%
Weighted Average Term on Fixed Financing	5.1 years

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

[a]	Data as of June 30, 2021. Information is subject to change.
[b]	See Note 7 in Notes to Financial Statements.
[c]	Represents fixed payer interest rate swap contracts on variable rate borrowing.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

June 30, 2021 Top Ten Holdings[a] (Unaudited)
Security	Value	% of Managed Assets

Wells Fargo & Co., 3.90%, Series BB	$7,793,264	1.7
Charles Schwab Corp./The, 4.00%, Series I	6,485,270	1.4
Citigroup Capital III, 7.625%, due 12/1/36	6,131,156	1.3
MetLife, Inc., 9.25%, due 4/8/38, 144A	5,933,194	1.3
BP Capital Markets PLC, 4.875% (United Kingdom)	5,801,836	1.3
Bank of America Corp., 6.25%, Series X	5,667,200	1.2
Farm Credit Bank of Texas, 6.75%, 144A	5,425,000	1.2
Transcanada Trust, 5.875%, due 8/15/76, Series 16-A (Canada)	5,371,823	1.2
JPMorgan Chase & Co., 6.75%, Series S	5,295,524	1.2
WESCO International, Inc., 10.625%, Series A	5,004,180	1.1

[a]

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdownb (Based on Managed Assets) (Unaudited)

[b]	Excludes derivative instruments.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2021 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	25.5%
BANKS	4.2%
Dime Community Bancshares, Inc., 5.50%[a]		56,453	$1,496,004
First Horizon Corp., 4.70%, Series Fa		58,000	1,476,100
GMAC Capital Trust I, 5.941% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)[b]		42,773	1,082,585
Huntington Bancshares, Inc., 5.70%, Series Ca		25,451	669,361
Merchants Bancorp/IN, 6.00%, Series Ca		85,000	2,305,200
New York Community Bancorp, Inc., 6.375% to 3/17/27, Series Aa,c		21,064	609,382
Regions Financial Corp., 5.70% to 5/15/29, Series Ca,c		52,939	1,566,994
Signature Bank/New York NY, 5.00%, Series aa		44,860	1,169,949
Synovus Financial Corp., 5.875% to 7/1/24, Series Ea,c		14,275	389,136
Texas Capital Bancshares, Inc., 5.75%, Series Ba		84,175	2,411,614
Wells Fargo & Co., 5.85% to 9/15/23, Series Qa,c		16,336	450,057

			13,626,382

ELECTRIC	2.6%
CMS Energy Corp., 4.20%, Series Ca		89,600	2,270,016
Integrys Holding, Inc., 6.00% to 8/1/23, due 8/1/73[c]		51,232	1,365,333
WESCO International, Inc., 10.625% to 6/22/25, Series Aa,c		162,000	5,004,180

			8,639,529

ELECTRIC—FOREIGN	0.8%
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)[a]		47,732	1,248,669
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)		47,325	1,202,055

			2,450,724

FINANCIAL	3.6%
DIVERSIFIED FINANCIAL SERVICES	2.6%
Apollo Global Management, Inc., 6.375%, Series Ba		30,000	805,800
Carlyle Finance LLC, 4.625%, due 5/15/61		23,013	585,451
Federal Agricultural Mortgage Corp., 4.875%, Series Ga		88,000	2,273,920
KKR Group Finance Co. IX LLC, 4.625%, due 4/1/61		67,428	1,740,317
National Rural Utilities Cooperative Finance Corp., 5.50%, due 5/15/64, Series US		40,000	1,095,200
Synchrony Financial, 5.625%, Series Aa		68,051	1,861,875

			8,362,563

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Shares	Value
INVESTMENT ADVISORY SERVICES—FOREIGN	0.3%
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)[a]		45,200	$1,146,724

INVESTMENT BANKER/BROKER	0.7%
Charles Schwab Corp./The, 4.45%, Series Ja		48,400	1,282,600
Morgan Stanley, 6.875% to 1/15/24, Series Fa,c		18,960	536,568
Morgan Stanley, 6.375% to 10/15/24, Series Ia,c		18,264	531,117

			2,350,285

TOTAL FINANCIAL			11,859,572

INDUSTRIALS—CHEMICALS	1.8%
CHS, Inc., 7.10% to 3/31/24, Series 2[a,c]		80,171	2,285,675
CHS, Inc., 6.75% to 9/30/24, Series 3[a,c]		63,597	1,804,247
CHS, Inc., 7.50%, Series 4[a]		64,655	1,886,633

			5,976,555

INSURANCE	3.4%
LIFE/HEALTH INSURANCE	1.8%
Athene Holding Ltd., 6.35% to 6/30/29, Series Aa,c		33,323	979,696
Athene Holding Ltd., 6.375% to 6/30/25, Series Ca,c		22,892	646,241
Athene Holding Ltd., 4.875%, Series Da		50,400	1,301,832
Brighthouse Financial, Inc., 5.375%, Series Ca		88,800	2,416,248
Equitable Holdings, Inc., 5.25%, Series Aa		21,541	578,376

			5,922,393

PROPERTY CASUALTY	1.0%
Assurant, Inc., 5.25%, due 1/15/61		31,931	863,414
Enstar Group Ltd., 7.00% to 9/1/28, Series Da,c		79,150	2,341,257

			3,204,671

REINSURANCE	0.6%
Arch Capital Group Ltd., 5.45%, Series Fa		39,065	1,022,331
Arch Capital Group Ltd., 4.55%, Series Ga		40,400	1,042,724

			2,065,055

TOTAL INSURANCE			11,192,119

INTEGRATED TELECOMMUNICATIONS SERVICES	2.3%
Telephone and Data Systems, Inc., 6.625%, Series UUa		82,867	2,413,916
United States Cellular Corp., 5.50%, due 3/1/70		61,200	1,602,828
United States Cellular Corp., 5.50%, due 6/1/70		40,319	1,045,471
United States Cellular Corp., 6.25%, due 9/1/69		84,400	2,310,028

			7,372,243

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Shares	Value
PIPELINES	1.6%
Energy Transfer LP, 7.625% to 8/15/23, Series Da,c		132,638	$3,371,658
Energy Transfer LP, 7.60% to 5/15/24, Series Ea,c		78,522	1,963,050

			5,334,708

PIPELINES—FOREIGN	0.2%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)[c]		21,495	582,300

REAL ESTATE	3.8%
DATA CENTERS	0.5%
KKR Real Estate Finance Trust, Inc., 6.50%, Series Aa		65,000	1,777,100

DIVERSIFIED	0.8%
Urstadt Biddle Properties, Inc., 5.875%, Series Ka		100,000	2,621,000

HOTEL	0.4%
Pebblebrook Hotel Trust, 6.375%, Series Ga		46,400	1,264,864

NET LEASE	0.4%
Spirit Realty Capital, Inc., 6.00%, Series Aa		55,000	1,441,000

OFFICE	1.2%
Brookfield Property Partners LP, 5.75%, Series Aa		86,050	2,148,668
Brookfield Property Partners LP, 6.50%, Series A-1[a]		64,780	1,692,054

			3,840,722

RESIDENTIAL—SINGLE FAMILY	0.5%
American Homes 4 Rent, 6.25%, Series Ha		56,700	1,565,487

TOTAL REAL ESTATE			12,510,173

UTILITIES	1.2%
GAS UTILITIES	1.0%
Sempra Energy, 5.75%, due 7/1/79		20,700	569,457
South Jersey Industries, Inc., 5.625%, due 9/16/79		84,000	2,206,680
Spire, Inc., 5.90%, Series Aa		17,942	507,400

			3,283,537

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Shares		Value
MULTI-UTILITIES	0.2%
NiSource, Inc., 6.50% to 3/15/24, Series Ba,c		17,318		$496,334

TOTAL UTILITIES				3,779,871

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$77,910,192)				83,324,176

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	111.5%
BANKS	33.2%
AgriBank FCB, 6.875% to 1/1/24[a,c]		26,000	†	2,853,500
Ally Financial, Inc., 4.70% to 5/15/26, Series Ba,c		$1,680,000		1,744,176
Ally Financial, Inc., 4.70% to 5/15/28, Series Ca,c		2,900,000		2,944,370
Bank of America Corp., 5.875% to 3/15/28, Series FFa,c		3,352,000		3,840,755
Bank of America Corp., 6.10% to 3/17/25, Series AAa,c		1,800,000		2,022,417
Bank of America Corp., 6.25% to 9/5/24, Series Xa,c		5,120,000		5,667,200
Bank of America Corp., 6.50% to 10/23/24, Series Za,c		2,414,000		2,739,890
Bank of America Corp., 8.05%, due 6/15/27, Series B		1,815,000		2,350,800
Capital One Financial Corp., 3.95% to 9/1/26, Series Ma,c		1,026,000		1,050,367
Citigroup Capital III, 7.625%, due 12/1/36		4,115,000		6,131,156
Citigroup, Inc., 3.875% to 2/18/26[a,c]		4,680,000		4,791,150
Citigroup, Inc., 4.00% to 12/10/25, Series Wa,c		650,000		673,563
Citigroup, Inc., 5.00% to 9/12/24, Series Ua,c		1,289,000		1,352,290
Citigroup, Inc., 5.90% to 2/15/23[a,c]		750,000		793,485
Citigroup, Inc., 5.95% to 1/30/23[a,c]		1,243,000		1,307,611
Citigroup, Inc., 5.95% to 5/15/25, Series Pa,c		2,300,000		2,522,985
Citigroup, Inc., 6.25% to 8/15/26, Series Ta,c		2,359,000		2,762,318
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series Fa,c		777,000		860,527
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series Ca,c		1,200,000		1,278,000
CoBank ACB, 6.125%, Series Ga		5,000	†	515,000
CoBank ACB, 6.25% to 10/1/22, Series Fa,c		25,000	†	2,650,000
CoBank ACB, 6.25% to 10/1/26, Series Ia,c		2,534,000		2,838,080
Comerica, Inc., 5.625% to 7/1/25[a,c]		1,212,000		1,345,320
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144Ad		457,869		657,042
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4, 144Aa,c,d		1,850,000		2,009,562
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144Aa,c,d		50,000	†	5,425,000

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Principal Amount		Value
First Horizon Bank, 3.75% (3 Month US LIBOR + 0.85%), 144A (FRN)[a,b,d]		1,537	†	$1,256,497
Goldman Sachs Group, Inc./The, 3.80% to 5/10/26, Series Ta,c		$990,000		1,010,097
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Qa,c		730,000		802,569
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series Ga,c		1,020,000		1,091,400
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series Fa,c		1,398,000		1,628,670
JPMorgan Chase & Co., 3.65% to 6/1/26, Series KKa,c		3,420,000		3,429,063
JPMorgan Chase & Co., 4.60% to 2/1/25, Series HHa,c		920,000		954,546
JPMorgan Chase & Co., 5.00% to 8/1/24, Series FFa,c		692,000		731,842
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xa,c		4,103,000		4,490,221
JPMorgan Chase & Co., 6.125% to 4/30/24, Series Ua,c		1,208,000		1,309,472
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sa,c		4,773,000		5,295,524
Regions Financial Corp., 5.75% to 6/15/25, Series Da,c		620,000		694,400
SVB Financial Group, 4.00% to 5/15/26, Series Ca,c		2,580,000		2,632,374
Truist Financial Corp., 4.95% to 9/1/25, Series Pa,c		1,509,000		1,661,409
Truist Financial Corp., 5.10% to 3/1/30, Series Qa,c		1,700,000		1,914,625
Truist Financial Corp., 5.125% to 12/15/27, Series Ma,c		1,819,000		1,955,425
Wells Fargo & Co., 3.90% to 3/15/26, Series BBa,c		7,523,000		7,793,264
Wells Fargo & Co., 5.875% to 6/15/25, Series Ua,c		2,987,000		3,352,639
Wells Fargo & Co., 5.90% to 6/15/24, Series Sa,c		470,000		506,719
Wells Fargo & Co., 5.95%, due 12/15/36		1,712,000		2,358,260
Wells Fargo & Co., 7.95%, due 11/15/29, Series B		249,000		343,473

				108,339,053

BANKS—FOREIGN	41.4%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)[a,c,e,f]		800,000		1,012,731
Abanca Corp. Bancaria SA, 7.50% to 10/2/23 (Spain)[a,c,e,f]		1,000,000		1,292,080
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (Australia)[a,c,d,f]		400,000		470,586
Banco BPM SpA, 6.125% to 1/21/25 (Italy)[a,c,e,f]		600,000		758,185
Banco BPM SpA, 6.50% to 1/19/26 (Italy)[a,c,e,f]		400,000		519,941
Banco de Sabadell SA, 5.75% to 3/15/26 (Spain)[a,c,e,f]		800,000		1,004,463
Banco de Sabadell SA, 6.50% to 5/18/22 (Spain)[a,c,e,f]		600,000		732,530
Banco Santander SA, 4.75% to 11/12/26 (Spain)[a,c,f]		2,600,000		2,637,700

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

	Principal Amount	Value
Banco Santander SA, 7.50% to 2/8/24 (Spain)[a,c,e,f]	$1,000,000	$1,104,207
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)[a,c,d]	2,500,000	2,695,400
Bank of Ireland Group PLC, 6.00% to 9/1/25 (Ireland)[a,c,e,f]	700,000	924,782
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)[a,c,e,f]	1,400,000	1,965,101
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)[a,c]	2,205,000	2,425,500
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)[a,c,f]	1,800,000	1,996,866
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)[a,c,f]	1,000,000	1,583,879
Barclays PLC, 7.25% to 3/15/23 (United Kingdom)[a,c,e,f]	400,000	598,302
Barclays PLC, 7.75% to 9/15/23 (United Kingdom)[a,c,f]	400,000	440,500
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)[a,c,e,f]	600,000	626,550
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[a,c,f]	3,000,000	3,414,375
BNP Paribas SA, 4.50% to 2/25/30, 144A (France)[a,c,d,f]	600,000	610,125
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)[a,c,d,f]	780,000	857,392
BNP Paribas SA, 6.75% to 3/14/22, 144A (France)[a,c,d,f]	400,000	413,728
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)[a,c,d,f]	765,000	919,243
BNP Paribas SA, 7.195% to 6/25/37, 144A (France)[a,c,d]	475,000	507,656
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)[a,c,d,f]	1,600,000	1,866,104
Commerzbank AG, 4.25% to 10/9/27 (Germany)[a,c,e,f]	1,200,000	1,444,611
Commerzbank AG, 7.00% to 4/9/25 (Germany)[a,c,e,f]	1,000,000	1,088,864
Coventry Building Society, 6.875% to 9/18/24 (United Kingdom)[a,c,e,f]	400,000	624,214
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)[a,c,d,f]	1,900,000	2,129,321
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)[a,c,d,f]	1,900,000	2,151,756
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)[a,c,d,f]	650,000	791,935
Credit Suisse Group AG, 5.25% to 2/11/27, 144A (Switzerland)[a,c,d,f]	1,400,000	1,484,000
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)[a,c,d,f]	2,600,000	2,900,209
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)[a,c,e,f]	1,500,000	1,566,360
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)[a,c,d,f]	2,800,000	3,167,346
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)[a,c,d,f]	2,200,000	2,398,000
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)[a,c,d,f]	2,487,000	2,764,412

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

	Principal Amount	Value
Danske Bank A/S, 4.375% to 5/18/26 (Denmark)[a,c,e,f]	$1,200,000	$1,214,250
Danske Bank A/S, 7.00% to 6/26/25 (Denmark)[a,c,e,f]	1,600,000	1,795,000
Deutsche Bank AG, 4.789% to 4/30/25 (Germany)[a,c,e,f]	1,000,000	1,003,750
Deutsche Bank AG, 6.00% to 10/30/25 (Germany)[a,c,f]	400,000	424,500
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)[a,c,f]	1,800,000	2,009,160
DNB Bank ASA, 6.50% to 3/26/22 (Norway)[a,c,e,f]	200,000	207,562
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)[a,c,d]	930,000	1,541,884
HSBC Holdings PLC, 4.60% to 12/17/30 (United Kingdom)[a,c,f]	3,200,000	3,328,000
HSBC Holdings PLC, 6.00% to 5/22/27 (United Kingdom)[a,c,f]	2,200,000	2,447,500
HSBC Holdings PLC, 6.375% to 9/17/24 (United Kingdom)[a,c,f]	967,000	1,070,807
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)[a,c,f]	2,800,000	3,125,290
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)[a,c,f]	2,900,000	3,331,390
ING Groep N.V., 4.875% to 5/16/29 (Netherlands)[a,c,e,f]	1,000,000	1,046,875
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)[a,c,f]	1,000,000	1,108,435
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)[a,c,f]	1,400,000	1,564,080
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)[a,c,e,f]	1,000,000	1,105,006
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)[a,c,e,f]	600,000	624,940
Intesa Sanpaolo SpA, 5.50% to 3/1/28, Series EMTN (Italy)[a,c,e,f]	750,000	980,467
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)[a,c,d,f]	1,400,000	1,607,368
Lloyds Banking Group PLC, 6.413% to 10/1/35, 144A (United Kingdom)[a,c,d]	600,000	814,500
Lloyds Banking Group PLC, 6.657% to 5/21/37, 144A (United Kingdom)[a,c,d]	1,097,000	1,540,248
Lloyds Banking Group PLC, 6.75% to 6/27/26 (United Kingdom)[a,c,f]	2,000,000	2,301,670
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)[a,c,f]	1,337,000	1,524,447
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)[a,c,f]	1,600,000	1,876,000
Macquarie Bank Ltd./London, 6.125% to 3/8/27, 144A (Australia)[a,c,d,f]	1,200,000	1,313,502

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

	Principal Amount	Value
Nationwide Building Society, 5.75% to 6/20/27 (United Kingdom)[a,c,e,f]	$600,000	$931,653
Natwest Group PLC, 4.60% to 6/28/31 (United Kingdom)[a,c,f]	1,400,000	1,410,080
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)[a,c,f]	1,400,000	1,563,912
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)[a,c,f]	1,600,000	1,897,328
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)[a,c,d,f]	800,000	918,172
Piraeus Financial Holdings SA, 8.75% to 6/16/26 (Greece)[a,c,e,f]	600,000	700,828
Royal Bank of Canada, 3.65% to 10/24/26, due 11/24/81 (Canada)[c]	1,000,000	807,615
Royal Bank of Canada, 4.50% to 10/24/25, due 11/24/80, Series 1 (Canada)[c]	1,800,000	1,545,987
Societe Generale SA, 4.75% to 5/26/26, 144A (France)[a,c,d,f]	1,000,000	1,038,750
Societe Generale SA, 5.375% to 11/18/30, 144A (France)[a,c,d,f]	1,800,000	1,910,250
Societe Generale SA, 6.75% to 4/6/28, 144A (France)[a,c,d,f]	3,160,000	3,584,641
Societe Generale SA, 7.875% to 12/18/23, 144A (France)[a,c,d,f]	2,200,000	2,464,704
Societe Generale SA, 8.00% to 9/29/25, 144A (France)[a,c,d,f]	1,600,000	1,885,000
Standard Chartered PLC, 4.75% to 1/14/31, 144A (United Kingdom)[a,c,d,f]	1,000,000	1,029,595
Standard Chartered PLC, 6.00% to 7/26/25, 144A (United Kingdom)[a,c,d,f]	400,000	439,520
Standard Chartered PLC, 7.014% to 7/30/37, 144A (United Kingdom)[a,c,d]	1,700,000	2,333,250
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)[a,c,d,f]	1,400,000	1,461,922
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)[a,c,d,f]	1,350,000	1,475,132
Stichting AK Rabobank Certificaten, 2.188% (Netherlands)[a,e]	1,132,775	1,811,612
Svenska Handelsbanken AB, 4.375% to 3/1/27 (Sweden)[a,c,e,f]	400,000	424,470
Svenska Handelsbanken AB, 4.75% to 3/1/31 (Sweden)[a,c,e,f]	1,800,000	1,906,965
UBS Group AG, 5.125% to 7/29/26 (Switzerland)[a,c,e,f]	600,000	654,375

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Principal Amount	Value
UBS Group AG, 6.875% to 8/7/25 (Switzerland)[a,c,e,f]		$2,000,000	$2,281,990
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)[a,c,d,f]		3,200,000	3,526,224
UBS Group AG, 7.00% to 2/19/25 (Switzerland)[a,c,e,f]		500,000	578,000
UniCredit SpA, 4.45% to 12/3/27 (Italy)[a,c,e,f]		1,000,000	1,185,477
UniCredit SpA, 8.00% to 6/3/24 (Italy)[a,c,e,f]		2,200,000	2,454,168

			135,017,205

ELECTRIC	2.9%
Dominion Energy, Inc., 4.65% to 12/15/24, Series Ba,c		1,360,000	1,448,400
Sempra Energy, 4.875% to 10/15/25[a,c]		4,400,000	4,785,000
Southern California Edison Co., 6.25% to 2/1/22, Series Ea,c		1,000,000	1,018,060
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-Ac		2,132,000	2,148,310

			9,399,770

ELECTRIC—FOREIGN	2.0%
Electricite de France SA, 2.625% to 12/1/27 (France)[a,c,e]		1,200,000	1,432,860
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)[c]		4,265,000	5,002,824

			6,435,684

FINANCIAL	4.9%
CREDIT CARD	0.2%
Discover Financial Services, 6.125% to 6/23/25, Series Da,c		500,000	562,975

DIVERSIFIED FINANCIAL SERVICES	1.1%
Aircastle Ltd., 5.25% to 6/15/26, 144Aa,c,d		620,000	627,750
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50, 144Ac,d		878,000	913,120
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51, 144Ac,d		820,000	822,050
ILFC E-Capital Trust I, 3.66% to 8/13/21, due 12/21/65, 144Ac,d		1,504,000	1,248,666

			3,611,586

INVESTMENT ADVISORY SERVICES—FOREIGN	0.2%
Julius Baer Group Ltd., 4.875% to 10/8/26 (Switzerland)[a,c,e,f]		600,000	635,106

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Principal Amount	Value
INVESTMENT BANKER/BROKER	3.4%
Charles Schwab Corp./The, 4.00% to 6/1/26, Series Ia,c		$6,206,000	$6,485,270
Charles Schwab Corp./The, 4.00% to 12/1/30, Series Ha,c		1,438,000	1,472,872
Charles Schwab Corp./The, 5.375% to 6/1/25, Series Ga,c		2,868,000	3,177,170

			11,135,312

TOTAL FINANCIAL			15,944,979

FINANCIAL—FOREIGN	0.3%
AerCap Global Aviation Trust, 6.50% to 6/15/25, due 6/15/45, 144A (Ireland)[c,d]		900,000	962,942

FOOD	0.7%
Land O’ Lakes, Inc., 7.00%, 144Aa,d		1,100,000	1,139,875
Land O’ Lakes, Inc., 7.25%, 144Aa,d		1,190,000	1,265,815

			2,405,690

INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.2%
General Electric Co., 3.449% (3 Month US LIBOR + 3.33%), Series D (FRN)[a,b]		786,000	771,263

INSURANCE	14.2%
LIFE/HEALTH INSURANCE	4.4%
Equitable Holdings, Inc., 4.95% to 9/15/25, Series Ba,c		2,300,000	2,507,000
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)[d]		1,423,000	1,985,085
MetLife, Inc., 5.875% to 3/15/28, Series Da,c		700,000	810,453
MetLife, Inc., 9.25%, due 4/8/38, 144Ad		3,909,000	5,933,194
SBL Holdings, Inc., 6.50% to 11/13/26, 144Aa,c,d		1,730,000	1,723,513
SBL Holdings, Inc., 7.00% to 5/13/25, 144Aa,c,d		1,480,000	1,496,650

			14,455,895

LIFE/HEALTH INSURANCE—FOREIGN	2.0%
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24, 144A (Japan)[a,c,d]		793,000	877,256
Fukoku Mutual Life Insurance Co., 5.00% to 7/28/25 (Japan)[a,c,e]		820,000	913,685
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)[a,c,e]		1,951,000	2,169,024

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Principal Amount	Value
Legal & General Group PLC, 5.625% to 3/24/31 (United Kingdom)[a,c,e,f]		$400,000	$621,450
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)[a,c,e,f]		800,000	853,397
Rothesay Life PLC, 6.875% to 9/12/28 (United Kingdom)[a,c,e,f]		600,000	956,657

			6,391,469

MULTI-LINE	2.0%
American International Group, Inc., 5.75% to 4/1/28, due 4/1/48, Series A-9[c]		1,155,000	1,324,902
American International Group, Inc., 8.175% to 5/15/38, due 5/15/58[c]		2,772,000	4,018,577
Hartford Financial Services Group, Inc./The, 2.281% (3 Month US LIBOR + 2.125%), due 2/12/47, 144A, Series ICON (FRN)[b,d]		1,400,000	1,353,799

			6,697,278

MULTI-LINE—FOREIGN	1.0%
AXA SA, 6.379% to 12/14/36, 144A (France)[a,c,d]		1,300,000	1,808,775
AXA SA, 8.60%, due 12/15/30 (France)		400,000	608,294
UnipolSai Assicurazioni SpA, 6.375% to 4/27/30 (Italy)[a,c,e,f]		600,000	820,533

			3,237,602

PROPERTY CASUALTY	2.0%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48[c]		1,805,000	2,089,053
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40[c]		1,770,000	1,880,625
Markel Corp., 6.00% to 6/1/25[a,c]		1,345,000	1,504,719
PartnerRe Finance B LLC, 4.50% to 4/1/30, due 10/1/50[c]		1,035,000	1,084,162

			6,558,559

PROPERTY CASUALTY—FOREIGN	1.7%
Athora Netherlands NV, 6.25% to 11/16/22 (Netherlands)[a,c,e]		1,800,000	1,905,552
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)[c,e]		1,400,000	1,505,875
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)[a,c,d]		1,400,000	1,531,600

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Principal Amount	Value
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)[c,e]		$551,000	$628,457

			5,571,484

REINSURANCE	1.1%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40[c]		1,580,000	1,677,407
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51, 144Ac,d		1,900,000	1,904,636

			3,582,043

TOTAL INSURANCE			46,494,330

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	1.0%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)[c]		1,780,000	1,779,555
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)[c]		1,150,000	1,394,361

			3,173,916

OIL & GAS—FOREIGN	2.5%
BP Capital Markets PLC, 4.25% to 3/22/27 (United Kingdom)[a,c,e]		600,000	881,719
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)[a,c]		1,470,000	1,569,225
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)[a,c]		5,272,000	5,801,836

			8,252,780

PIPELINES	0.6%
Energy Transfer LP, 6.50% to 11/15/26, Series Ha,c		1,400,000	1,430,800
Energy Transfer LP, 7.125% to 5/15/30, Series Ga,c		466,000	482,310

			1,913,110

PIPELINES—FOREIGN	5.1%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)[c]		3,400,000	3,799,500
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)[c]		1,724,000	1,913,640
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)[c]		1,970,000	2,153,184

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Principal Amount	Value
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)[c]		$3,007,000	$3,288,906
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)[c]		4,807,000	5,371,823

			16,527,053

REAL ESTATE—RETAIL—FOREIGN	1.6%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)[c,d]		2,500,000	2,671,875
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)[c,d]		2,500,000	2,668,750

			5,340,625

UTILITIES	0.9%
ELECTRIC UTILITIES	0.7%
Edison International, 5.375% to 3/15/26, Series Aa,c		2,320,000	2,342,736

GAS UTILITIES	0.2%
South Jersey Industries, Inc., 5.02%, due 4/15/31		610,000	646,658

TOTAL UTILITIES			2,989,394

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$336,379,313)			363,967,794

		Shares
SHORT-TERM INVESTMENTS	1.6%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01%[g]		5,297,247	5,297,247

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$5,297,247)			5,297,247

PURCHASED OPTION CONTRACTS (Premiums paid—$435,239)	0.0%		74,047

TOTAL INVESTMENTS IN SECURITIES[h] (Identified cost—$420,021,991)	138.6%		452,663,264
Written Option Contracts	(0.0)		(26,445)
Liabilities in Excess of Other Assets	(38.6)		(126,153,722)

NET ASSETS (Equivalent to $27.16 per share based on 12,019,368 shares of common stock outstanding)	100.0%		$326,483,097

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

Over-the-Counter Option Contracts

Purchased Options

Interest Rate Swaptions

Description	Counterparty	Exercise Rate	Expiration Date	Notional Amount[i]	Premiums Paid	Value
Option to receive 3-month LIBOR Quarterly, Pay 1.75% Semiannually, maturing 9/21/31	Goldman Sachs International	1.75%	9/17/21	$12,906,000	$256,789	$50,837

Equity Options

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[j]	Premiums Paid	Value
Put—iShares iBoxx Investment Grade Corporate Bond ETF	Goldman Sachs International	$128.00	9/17/21	430	$5,777,480	$178,450	$23,210

Written Options

Interest Rate Swaptions

Description	Counterparty	Exercise Rate	Expiration Date	Notional Amount[i]	Premiums Received	Value
Option to pay 3-month LIBOR Quarterly, Receive 2.00% Semiannually, maturing 9/21/31	Goldman Sachs International	2.00%	9/17/21	$(12,906,000)	$(149,683)	$(18,172)

Equity Options

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[j]	Premiums Received	Value
Put—iShares iBoxx Investment Grade Corporate Bond ETF	Goldman Sachs International	$121.00	9/17/21	(430)	$(5,777,480)	$(74,351)	$(8,273)

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)[k]	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$30,000,000	0.548%	Monthly	0.072%	Monthly	9/15/25	$223,023	$—	$223,023
39,000,000	1.280	Monthly	0.088	Monthly	2/3/26	(887,064)	(3,833)	(890,897)
40,000,000	0.930	Monthly	0.072	Monthly	9/15/27	198,094	—	198,094
						$(465,947)	$(3,833)	$(469,780)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	1,200,140	USD	1,427,984	7/2/21	$4,918
Brown Brothers Harriman	EUR	294,675	USD	360,213	7/2/21	10,802
Brown Brothers Harriman	EUR	675,061	USD	817,168	7/2/21	16,714
Brown Brothers Harriman	EUR	2,679,827	USD	3,271,372	7/2/21	93,767
Brown Brothers Harriman	EUR	8,133,695	USD	9,929,127	7/2/21	284,597
Brown Brothers Harriman	GBP	657,455	USD	933,514	7/2/21	24,056
Brown Brothers Harriman	GBP	4,312,865	USD	6,123,794	7/2/21	157,808
Brown Brothers Harriman	USD	3,175,139	EUR	2,679,827	7/2/21	2,466
Brown Brothers Harriman	USD	12,207,980	EUR	10,303,571	7/2/21	9,481
Brown Brothers Harriman	USD	236,283	GBP	167,800	7/2/21	(4,165)
Brown Brothers Harriman	USD	907,479	GBP	657,455	7/2/21	1,979
Brown Brothers Harriman	USD	5,721,392	GBP	4,145,065	7/2/21	12,476
Brown Brothers Harriman	CAD	1,008,477	USD	832,118	7/6/21	18,571
Brown Brothers Harriman	CAD	2,971,153	USD	2,458,587	7/6/21	61,734
Brown Brothers Harriman	USD	863,295	CAD	1,050,303	7/6/21	(16,007)
Brown Brothers Harriman	USD	2,361,351	CAD	2,929,327	7/6/21	1,761
Brown Brothers Harriman	EUR	10,362,389	USD	12,284,768	8/3/21	(10,552)
Brown Brothers Harriman	EUR	2,739,757	USD	3,248,023	8/3/21	(2,790)
Brown Brothers Harriman	GBP	4,090,403	USD	5,645,922	8/3/21	(12,872)
Brown Brothers Harriman	GBP	637,936	USD	880,534	8/3/21	(2,008)
Brown Brothers Harriman	CAD	2,926,685	USD	2,359,012	8/4/21	(1,940)
						$650,796

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
[a]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[b]	Variable rate. Rate shown is in effect at June 30, 2021.
[c]	Security converts to floating rate after the indicated fixed-rate coupon period.
[d]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $95,295,327 which represents 29.2% of the net assets of the Fund, of which 0.0% are illiquid.

[e]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $49,494,624 which represents 15.2% of the net assets of the Fund, of which 0.0% are illiquid.

[f]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $122,880,696 which represents 37.6% of the net assets of the Fund (27.0% of the managed assets of the Fund).

[g]	Rate quoted represents the annualized seven-day yield.
[h]	Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement.
[i]	Represents the notional amount of the underlying swap contract.
[j]	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
[k]	Based on 1 month LIBOR. Represents rates in effect at June 30, 2021.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

Country Summary	% of Managed Assets
United States	55.2
United Kingdom	13.2
Canada	6.7
France	5.5
Switzerland	4.8
Australia	2.0
Netherlands	2.0
Italy	1.9
Spain	1.7
Germany	1.3
Japan	0.9
Ireland	0.8
Denmark	0.7
Hong Kong	0.6
Sweden	0.5
Other (includes short-term investments)	2.2

100.0%

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2021 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$420,021,991)	$452,663,264
Cash	53,441
Cash collateral pledged for interest rate swap contracts	2,959,909
Foreign currency, at value (Identified cost—$243,991)	240,043
Receivable for:
Dividends and interest	3,847,803
Investment securities sold	1,697,212
Unrealized appreciation on forward foreign currency exchange contracts	701,130
Other assets	15,868

Total Assets	462,178,670

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	50,334
Written option contracts, at value (Premiums received—$224,034)	26,445
Payable for:
Revolving credit agreement	129,000,000
Investment securities purchased	5,769,124
Investment management fees	260,968
Cash collateral received for over-the-counter option contracts	260,000
Variation margin on interest rate swap contracts	101,558
Interest expense	95,295
Administration fees	22,369
Directors’ fees	372
Other liabilities	109,108

Total Liabilities	135,695,573

NET ASSETS	$326,483,097

NET ASSETS consist of:
Paid-in capital	$286,684,594
Total distributable earnings/(accumulated loss)	39,798,503

$326,483,097

NET ASSET VALUE PER SHARE:
($326,483,097 ÷ 12,019,368 shares outstanding)	$27.16

MARKET PRICE PER SHARE	$30.65

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	12.85%

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2021 (Unaudited)

Investment Income:
Interest income	$8,471,886
Dividend income	2,586,332

Total Investment Income	11,058,218

Expenses:
Investment management fees	1,562,651
Interest expense	588,547
Administration fees	171,147
Shareholder reporting expenses	77,835
Professional fees	45,947
Transfer agent fees and expenses	10,392
Custodian fees and expenses	8,203
Directors’ fees and expenses	6,934
Miscellaneous	20,836

Total Expenses	2,492,492

Net Investment Income (Loss)	8,565,726

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	11,103,653
Written option contracts	17,010
Interest rate swap contracts	(2,608,550)
Forward foreign currency exchange contracts	(1,020,114)
Foreign currency transactions	1,321

Net realized gain (loss)	7,493,320

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(5,609,473)
Written option contracts	197,589
Interest rate swap contracts	3,650,925
Forward foreign currency exchange contracts	1,244,889
Foreign currency translations	(14,074)

Net change in unrealized appreciation (depreciation)	(530,144)

Net Realized and Unrealized Gain (Loss)	6,963,176

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,528,902

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Change in Net Assets:
From Operations:
Net investment income (loss)	$8,565,726	$18,139,630
Net realized gain (loss)	7,493,320	3,229,554
Net change in unrealized appreciation (depreciation)	(530,144)	(3,891,271)

Net increase (decrease) in net assets resulting from operations	15,528,902	17,477,913

Distributions to shareholders	(11,320,158)	(20,983,508)
Tax return of capital to shareholders	—	(2,728,257)

Total distributions	(11,320,158)	(23,711,765)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	96,131	182,775

Total increase (decrease) in net assets	4,304,875	(6,051,077)
Net Assets:
Beginning of period	322,178,222	328,229,299

End of period	$326,483,097	$322,178,222

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2021 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$15,528,902
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(155,510,496)
Proceeds from sales and maturities of long-term investments	152,736,568
Net purchases, sales and maturities of short-term investments	3,620,976
Net amortization of premium on investments in securities	808,930
Net decrease in dividends and interest receivable and other assets	187,848
Net increase in payable for cash collateral received for over-the-counter option contracts	260,000
Net decrease in interest expense payable, accrued expenses and other liabilities	(15,093)
Net increase in payable for variation margin on interest rate swap contracts	75,749
Net increase in premiums received from written option contracts	224,034
Net change in unrealized appreciation on written option contracts	(197,589)
Net change in unrealized depreciation on investments in securities	5,609,473
Net change in unrealized appreciation on forward foreign currency exchange contracts	(1,244,889)
Net realized gain on investments in securities	(11,103,653)

Cash provided by operating activities	10,980,760

Cash Flows from Financing Activities:
Dividends and distributions paid	(11,224,027)

Increase (decrease) in cash and restricted cash	(243,267)
Cash and restricted cash at beginning of period (including foreign currency)	3,496,660

Cash and restricted cash at end of period (including foreign currency)	$3,253,393

Supplemental Disclosure of Cash Flow Information and Non-Cash Activities:

For the six months ended June 30, 2021, interest paid was $598,702.

For the six months ended June 30, 2021, reinvestment of dividends was $96,131.

For the six months ended June 30, 2021, as part of exchange offers on three of the Fund’s investments, the Fund received shares of new securities valued at $5,724,150.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF CASH FLOWS—(Continued)

For the Six Months Ended June 30, 2021 (Unaudited)

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

Cash	$53,441
Restricted cash	2,959,909
Foreign currency	240,043

Total cash and restricted cash shown on the Statement of Cash Flows	$3,253,393

Restricted cash consists of cash that has been pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended June 30, 2021	For the Year Ended December 31,
Per Share Operating Data:		2020	2019	2018	2017	2016
Net asset value, beginning of period	$26.81	$27.33	$23.85	$27.79	$25.95	$26.74

Income (loss) from investment operations:

Net investment income (loss)[a]	0.71	1.51	1.48	1.50	1.69	1.82
Net realized and unrealized gain (loss)	0.58	(0.06)	4.06	(3.38)	2.32	(0.17)

Total from investment operations	1.29	1.45	5.54	(1.88)	4.01	1.65

Less dividends and distributions to shareholders from:

Net investment income	(0.94)	(1.43)	(1.59)	(1.61)	(1.71)	(1.73)
Net realized gain	—	(0.31)	(0.47)	(0.38)	(0.46)	(0.71)
Tax return of capital	—	(0.23)	—	(0.07)	—	—

Total dividends and distributions to shareholders	(0.94)	(1.97)	(2.06)	(2.06)	(2.17)	(2.44)

Anti-dilutive effect from the issuance of reinvested shares	—	0.00 [b]	0.00 [b]	—	—	0.00 [b]

Net increase (decrease) in net asset value	0.35	(0.52)	3.48	(3.94)	1.84	(0.79)

Net asset value, end of period	$27.16	$26.81	$27.33	$23.85	$27.79	$25.95

Market value, end of period	$30.65	$28.10	$31.52	$23.77	$28.24	$26.15

Total net asset value return[c]	4.82%[d]	6.03%	23.59%	–7.02%	15.87%	6.47%

Total market value return[c]	12.86%[d]	–3.64%	43.01%	–8.81%	16.85%	15.22%

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2021	For the Year Ended December 31,
Per Share Operating Data:		2020	2019	2018	2017	2016
Ratios/Supplemental Data:

Net assets, end of period (in millions)	$326.5	$322.2	$328.2	$286.3	$333.4	$311.2

Ratios to average daily net assets:

Expenses	1.56%[e]	1.80%	2.48%	2.40%	1.95%	1.69%

Expenses (excluding interest expense)	1.20%[e]	1.23%	1.21%	1.22%	1.19%	1.16%

Net investment income (loss)	5.38%[e]	6.02%	5.69%	5.74%	6.14%	6.82%

Ratio of expenses to average daily managed assets[f]	1.12%[e]	1.26%	1.75%	1.70%	1.40%	1.20%

Portfolio turnover rate	35%[d]	65%	67%	56%	42%	51%

Revolving Credit Agreement

Asset coverage ratio for revolving credit agreement	353%	350%	354%	322%	358%	341%

Asset coverage per $1,000 for revolving credit agreement	$3,531	$3,498	$3,544	$3,219	$3,584	$3,412

Amount of loan outstanding (in millions)	$129.0	$129.0	$129.0	$129.0	$129.0	$129.0

[a]	Calculation based on average shares outstanding.
[b]	Amount is less than $0.005.
[c]

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[d]	Not annualized.
[e]	Annualized.
[f]	Average daily managed assets represent net assets plus the outstanding balance of the revolving credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Select Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on August 16, 2010 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of June 30, 2021 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities—$25 Par Value:
Electric	$8,639,529	$5,004,180	$3,635,349		$—
Other Industries	74,684,647	74,684,647	—		—
Preferred Securities—Capital Securities	363,967,794	—	363,967,794		—
Short-Term Investments	5,297,247	—	5,297,247		—
Purchased Option Contracts	74,047	—	74,047		—

Total Investments in Securities[a]	$452,663,264	$79,688,827	$372,974,437		$—

Interest Rate Swap Contracts	$421,117	$—	$421,117	$
Forward Foreign Currency Exchange Contracts	701,130	—	701,130		—

Total Derivative Assets[a]	$1,122,247	$—	$1,122,247		$—

Interest Rate Swap Contracts	$(890,897)	$—	$(890,897)		$—
Written Option Contracts	(26,445)	—	(26,445)		—
Forward Foreign Currency Exchange Contracts	(50,334)	—	(50,334)		—

Total Derivative Liabilities[a]	$(967,676)	$—	$(967,676)		$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gains or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Interest Rate Swaption Contracts: The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises the swaption. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Statement of Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities,

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

respectively, in the Statement of Assets and Liabilities, and amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Statement of Operations. Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

The Fund has a managed distribution policy in accordance with exemptive relief issued by the U.S. Securities and Exchange Commission (SEC). The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2021, the investment manager considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain and tax return of capital upon the final determination of the Fund’s taxable income after December 31, 2021, the Fund’s fiscal year end.

Distributions Subsequent to June 30, 2021: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex-Date	Record Date	Payable Date	Amount
7/13/21	7/14/21	7/30/21	$0.157
8/17/21	8/18/21	8/31/21	$0.157
9/14/21	9/15/21	9/30/21	$0.157

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividends and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2021, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings used for leverage outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the six months ended June 30, 2021, the Fund incurred $133,941 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $1,159 for the six months ended June 30, 2021.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2021, totaled $160,150,563 and $153,085,392, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2021 and the effect of derivatives held during the six months ended June 30, 2021, along with the respective location in the financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Purchased Option Contracts—Over-the-Counter	Investments in securities, at value	$23,210	—	$—
Written Option Contracts—Over-the-Counter	—	—	Written option contracts, at value	8,273

Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts[a]	Unrealized appreciation	701,130	Unrealized depreciation	50,334
Interest Rate Risk:
Interest Rate Swap Contracts[a]	—	—	Payable for variation margin on interest rate swap contracts	(469,780)[b]
Purchased Option Contracts—Over-the-Counter	Investments in securities, at value	50,837	—	—
Written Option Contracts—Over-the-Counter	—	—	Written option contracts, at value	18,172

[a]	Not subject to a master netting agreement or another similar arrangement.
[b]

Amount represents the cumulative net depreciation on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin payable to the broker.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	$(53,393)	$(155,240)
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	17,010	66,078
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	(1,020,114)	1,244,889
Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	(2,608,550)	3,650,925
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	—	(205,952)
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	—	131,511

[a]	Purchased option contracts are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

At June 30, 2021, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Interest Rate Risk:
Purchased Option Contracts[a]	$50,837	$—
Written Option Contracts	—	18,172
Equity Risk:
Purchased Option Contracts[a]	23,210	—
Written Option Contracts	—	8,273

[a]	Purchased options are included in investments in securities, at value on the Statement of Assets & Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received and pledged by the Fund, if any, as of June 30, 2021:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received[a]	Net Amount of Derivative Asset[b]
Goldman Sachs International	$74,047	$(26,445)	$(47,602)	$—

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
Goldman Sachs International	$26,445	$(26,445)	$—	$—

[a]	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
[b]	Net amount represents the net receivable from the counterparty or the net payable due to the counterparty in the event of default.

The following summarizes the volume of the Fund’s option contracts, interest rate swap contracts and forward foreign currency exchange contracts activity for the six months ended June 30, 2021:

	Purchased Option Contracts[a],[b]	Written Option Contracts[a],[b]	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$19,481,353	$19,481,353	$110,142,857	$24,976,453

[a]

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month-end. For the period, this represents four months for both purchased and written option contracts.

[b]

Notional amount for swaption contracts represents the notional amount of the underlying swap contract. Notional amount for all other option contracts is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Note 5. Income Tax Information

As of June 30, 2021, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$420,021,991

Gross unrealized appreciation on investments	$34,477,478
Gross unrealized depreciation on investments	(1,457,600)

Net unrealized appreciation (depreciation) on investments	$33,019,878

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2021, the Fund issued 3,459 shares of common stock at $96,131 for the reinvestment of dividends. During the year ended December 31, 2020, the Fund issued 7,204 shares of common stock at $182,775 for the reinvestment of dividends.

On December 8, 2020, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) as of January 1, 2021 through December 31, 2021.

During the six months ended June 30, 2021 and the year ended December 31, 2020, the Fund did not effect any repurchases.

Note 7. Borrowings

The Fund has entered into a $129,000,000 revolving credit agreement (the credit agreement) with State Street Bank and Trust Company (State Street). The Fund pays a monthly financing charge which is calculated based on the utilized portion of the credit agreement and a LIBOR-based rate. The Fund also pays a fee of 0.20% per annum on any unutilized portion of the credit agreement. The credit agreement has a 360-day evergreen provision whereby State Street may terminate this agreement upon 360 days’ notice, but the Fund may terminate on 30 days’ notice to State Street. Securities held by the Fund are subject to a lien, granted to State Street, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times.

As of June 30, 2021, the Fund had outstanding borrowings of $129,000,000 at a current rate of 0.9%. The carrying value of the borrowings approximates fair value. The borrowings are classified as Level 2 within the fair value hierarchy. During the six months ended June 30, 2021, the Fund borrowed an average daily balance of $129,000,000 at a weighted average borrowing cost of 0.9%.

Note 8. Other Risks

Risk of Market Price Discount from Net Asset Value: Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, Fund shares may trade at, above or below NAV, or at below or above the initial public offering price.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer maybe able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund maybe forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Concentration Risk: Because the Fund invests at least 25% of its Managed Assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Credit and Below Investment Grade Securities Risk: Preferred securities may be rated below investment grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. In some market conditions, the Fund may not be able to employ leverage to the extent or at the cost desired. This could prevent the Fund from executing its portfolio strategies or could otherwise depress shareholder returns. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems and supply chains. The COVID-19 pandemic and its effects may result in a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. While some vaccines have been developed and approved for use by various governments, the political, social, economic, market and financial risks of COVID-19 could persist for years to come. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. On January 1, 2021, the EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU, provisionally went into effect. The UK Parliament ratified the agreement in December 2020 and the EU Parliament ratified the agreement in April 2021. The agreement must now be approved by EU member states to enter into force officially. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, the EU-UK Trade and Cooperation Agreement, how future negotiations of trade relations will proceed, and how the financial markets will react to all of the preceding. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The SEC has recently adopted a rule relating to a registered investment company’s use of derivatives and similar transactions that could potentially require the Fund to observe more stringent requirements than are currently imposed by the 1940 Act. The new rule will replace present SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative instruments and certain other transactions, such as short sales and reverse repurchase agreements. The rule may substantially curtail the Fund’s ability to use derivative instruments as part of the Fund’s investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the head of the UK Financial Conduct Authority (the FCA) announced a desire to phase out the use of LIBOR by the end of 2021. Alternatives to LIBOR are in development in many major financial markets. For example, the U.S. Federal Reserve has begun publishing a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, as a possible replacement for U.S. dollar LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (SONIA) in England. Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking. The FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of LIBOR publications to end at the end of 2021. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR publications.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2021 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Select Preferred and Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 22, 2021. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted for	Authority Withheld
To elect Directions:
George Grossman	9,231,480	124,627
Jane F. Magpiong	9,235,744	120,363
Robert H. Steers	9,249,180	106,927
C. Edward Ward, Jr.	9,224,685	131,422

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

(The following pages are unaudited)

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2021)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (11/24/10)	One Year	Five Years	Ten Years	Since Inception (11/24/10)
21.85%	8.72%	9.95%	10.10%	33.54%	11.23%	11.44%	10.89%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a revolving credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s N-PORT is available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

The following information in this semi-annual shareholder report is a summary of certain changes since the Fund’s most recent annual shareholder report. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Changes to the Board of Directors

On March 8, 2021, the Board of Directors voted to set the number of directors on the Fund’s Board of Directors to ten. In addition, the Board of Directors elected Ms. Ramona Rogers-Windsor as a Director of the Fund.

Ramona Rogers-Windsor: In addition to serving as a Director of the Cohen & Steers funds, Ms. Rogers-Windsor serves as a member of the Capital Southwest Board of Directors since March 2021 and a member of the Thomas Jefferson University Board of Trustees since December 2020. Previously, Ms. Rogers-Windsor spent over 23 years in investment management with Northwestern Mutual Investment Company, LLC, most recently as Managing Director and Portfolio Manager. Prior to that, Ms. Rogers-Windsor served as a financial officer with Northwestern Mutual Life. Ms. Rogers-Windsor has over 38 years of experience across multiple segments of the financial services industry and has previously served on the boards of several non-profit organizations. Ms. Rogers-Windsor holds a BS in Accounting from Marquette University and is a Certified Public Accountant and a Chartered Financial Analyst charterholder.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment management agreement (the Management Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Management Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 8, 2021 and at meetings of the full Board of Directors held on March 16, 2021 and June 15, 2021. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Management Agreement in executive session on June 15, 2021. At the meeting of the full Board of Directors on June 15, 2021, the Management Agreement was unanimously continued for a term ending June 30, 2022 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment manager (the Investment Manager); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors,

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided in response to a request for information submitted by counsel to the Independent Directors, as well as information provided in response to a supplemental request. Additionally, the Independent Directors noted that in connection with their considerations, that they had received information from the Investment Manager about, and discussed with the Investment Manager, the operations of its business continuity plan and related matters and the operations of third party service providers during the COVID-19 pandemic. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, managing the Fund’s debt leverage level, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Manager’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Manager’s ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark and a relevant linked blended benchmark. The Board of Directors noted that the Fund outperformed the relevant benchmark and the linked blended benchmark for the one-, three-, five- and ten-year periods ended March 31, 2021. The Board of Directors considered that the Fund outperformed the Peer Group median for the ten-year period ended March 31, 2021, represented the Peer Group medians for the three- and five-year periods ended March 31, 2021 and underperformed the Peer Group median for the one-year period ended March 31, 2021, ranking the Fund in the first, third, third and fifth quintiles, respectively. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund’s performance during the period, the relevant implications of the continuing COVID-19 pandemic, as well as the impact of leverage on the Fund’s performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance and the Investment Manager’s performance in managing similarly managed funds and accounts. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Management Agreement.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund’s actual management fees at managed and common asset levels represented the Peer Group medians, ranking the Fund in the third quintile for each. The Board of Directors noted that the Fund’s total expense ratios including investment-related expenses at managed and common asset levels are lower than the Peer Group medians, ranking the Fund in the second quintile for each. The Board of Directors also noted that the Fund’s total expense ratios excluding investment-related expenses at both managed and common asset levels were lower than the Peer Group medians, ranking in the second quintile for each. The Board of Directors considered the impact of leverage levels on the Fund’s fees and expenses at managed and common asset levels. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager’s profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Manager continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Manager and the associated administration fee paid to the Investment Manager for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund’s closed-end structure, there were no significant economies of scale that were not already being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Management Agreement to fees paid, including the ranges of such fees, under the Investment Manager’s other fund management agreements and advisory contracts with institutional and

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

other clients with similar investment mandates, noting that the Investment Manager provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

James Giallanza

Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Albert Laskaj

Treasurer

Stephen Murphy

Chief Compliance Officer

and Vice President

William F. Scapell

Vice President

Elaine Zaharis-Nikas

Vice President

KEY INFORMATION

Investment Manager and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:    PSF

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

eDelivery AVAILABLE

Stop traditional mail delivery;

receive your shareholder reports

and prospectus online.

Sign up at cohenandsteers.com

Cohen & Steers

Select Preferred

and Income

Fund (PSF)

Semiannual Report June 30, 2021

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at anytime. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (866) 227-0757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

PSFSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	The registrant has not had any change in the portfolio managers identified in response to paragraph (a)(1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Fund did not engage in any securities lending activity during the fiscal year ended December 31, 2020.

(b)	The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended December 31, 2020.

Item 13. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b)  under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	September 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Financial Officer (Chief Financial Officer)

Date: September 3, 2021